                                                                   EXHIBIT 10.58

                                  WEBMD, INC.

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


      THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of the 13th day of January, 1999, among WebMD, Inc., a Georgia corporation (the "Company"), and the persons listed on Exhibit A hereto (the
                                                       ---------
"Purchasers"), as such Exhibit may be amended from time to time.

                                 RECITALS:
                                 --------

      A. The Purchasers are the purchasers of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock") pursuant to a Stock Purchase Agreement dated as of January 13, 1999 among the Purchasers and the Company, as such may be amended from time to time (the "Stock Purchase Agreement").

      B. It is anticipated that future sales of Series B Preferred Stock may occur.

      C. The Company and the Purchasers desire to set forth the registration rights to be granted to parties to the Stock Purchase Agreement.

                                 AGREEMENT:
                                 ---------

      NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein and in the Stock Purchase Agreement, the parties mutually agree as follows:

     1.    Certain Definitions. As used in this Agreement, the following terms
           -------------------
shall have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission or any other
      ----------
federal agency at the time administering the Securities Act.

     "Common Stock" shall mean the voting common stock, without designation as
      ------------
to series and without par value per share, of the Company.

     "Holder" shall mean any holder of outstanding Registrable Securities or
      ------
Shares.

     "Initial Public Offering" means the offer and sale of shares of Common
      -----------------------
Stock in a transaction underwritten by an investment banking firm following the completion of which (i) the Common Stock will be listed for trading on any national securities exchange or (ii) there will be at least two market makers who are making a market in the Common Stock through the Nasdaq National Market System.

     "Initiating Holders" shall mean any Holder or Holders of not less than 50%
      ------------------
of the then outstanding Registrable Securities.

     The terms "register", "registered" and "registration" refer to a
                --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registrable Securities" means shares of Common Stock (i) issued pursuant
      ----------------------
to the conversion or exercise of the Shares, or (ii) issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the Shares or such Common Stock, excluding in all cases, however (including exclusion from the calculation of the number of outstanding Registrable Securities), any Registrable Securities sold by a person in a transaction, including a transaction pursuant to a registration statement under Section 2 or
Section 3 or a transaction pursuant to Rule 144 of the Securities Act, in which such person's rights under Section 2 or Section 3 are not transferred.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      --------------
similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Securities" shall mean the Shares and any securities issued in respect
      ----------
thereto or upon conversion thereof.

     "Shares" shall mean the Series B Preferred Stock of the Company purchased
      ------
pursuant to the Stock Purchase Agreement.

     2.  Demand Registration.  In case the Company shall receive from Initiating
         -------------------
Holders a written request that the Company effect a registration with respect to at least 200,000 shares of Common Stock that constitute Registrable Securities (as adjusted for stock splits, stock dividends, recapitalizations and similar events) the Company will:

     (a) promptly give written notice of the proposed registration to all other Holders so they may have an opportunity to consider joining in such registration, which they may do (subject to the terms and provisions of this Agreement) at their election within ten (10) days after receipt of the notice of the proposed registration by the Company; and

     (b) as soon as practicable, use its reasonable best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within ten (10) days after receipt of notice from the Company pursuant to Section 2(a); provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2:

          (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

          (ii) Prior to the date which is one (1) year following the effective date of the registration statement relating to an Initial Public Offering;

          (iii) Within the one hundred twenty (120) day period immediately following the effective date of a registration statement pertaining to a public offering of Common Stock for its own account or for the account of another shareholder of the Company who has exercised a demand right to register shares of Common Stock (other than a registration relating solely to a Commission Rule 145 transaction or a registration relating solely to employee benefit plans);

          (iv) After the Company has effected one (1) registration pursuant to this Section 2 and such registration has been declared or ordered effective; or

          (v) If the Company furnishes to the Initiating Holders a letter signed by the Chief Executive Officer or the President of the Company stating that the Company intends to file a registration statement in connection with a bona fide firm commitment underwritten registration for securities to be offered for its own account (the "Intended Registration"); provided, however, that if
                                                   --------  -------
the Company does not file with the Commission its Intended Registration within ninety (90) days of the request of the Initiating Holders, the Company shall file the requested registration statement within thirty (30) days of the termination of such ninety (90) day period.

          Subject to the foregoing clauses (i) through (v), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Initiating Holders.

     (c)  Underwriting. The sale of Registrable Securities pursuant to this
          ------------
Section 2 must be made by means of a firm commitment underwriting through underwriters who are reasonably acceptable to the Company and the holders of a majority of the Registrable Securities that are proposed to be distributed through such underwriting. The right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested by such Holder (unless mutually otherwise agreed by a majority in interest of the Holders and such Holder) to the extent provided herein.

      The Company and all Holders proposing to distribute Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2(c), if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten and so advises the Initiating Holders in writing, then the Initiating Holders shall so advise the Company and all Holders (except those Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting) and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated first to the Holders on a pro rata basis according to the number of Registrable Securities requested to be included by the Holders; second to the Company; and third to other shareholders of the Company who have requested to sell in the registration. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

      If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable
              --------  -------
Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used above in determining the underwriter limitation.

      If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or the account of others in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

     (d)  Delay of Registration.  If the Company shall furnish to the Initiating
          ---------------------
Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, then the Company may direct that such request for registration be delayed for a period not in excess of ninety (90) days, such right to delay a request to be exercised by the Company not more than twice in any one-year period.

     3.   Piggyback Registration.
          ----------------------

     (a) If at any time after ninety (90) days following an Initial Public Offering, the Company shall determine to register for sale for cash any of its Common Stock, for its own account or for the account of others (other than the Holders), other than a registration relating solely to employee benefit plans or securities issued or issuable to employees or consultants (including a registration on Form S-8), a registration relating solely to a Commission Rule 145 transaction, a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event or a registration on any registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company promptly will give to each Holder written notice thereof and shall use its reasonable best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within ten (10) days after receipt of such written notice from the Company, by any Holder or Holders. However, the Company may, without the consent of the Holders, withdraw such registration statement prior to its becoming effective if the Company has abandoned its proposal to register the securities proposed to be registered thereby.

     (b)  Underwriting. If the registration of which the Company gives notice is
          ------------
for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a). In such event the right of any Holder to registration pursuant to Section 3(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other shareholders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3(b), if the underwriter or the Company determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders (except those Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting), and the number of shares of Registrable Securities that may be included in the registration and underwriting, if any, shall be allocated among such Holders as follows:

          (i) In the event of a piggyback registration pursuant to Section 3(a) that is initiated by the Company, then the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then to all selling shareholders, including the Holders, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included; and

          (ii) In the event of a piggyback registration pursuant to Section 3(a) that is initiated by the exercise of demand registration rights by a shareholder or shareholders of the Company (other than the Holders), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling shareholders who exercised such demand and then to all selling shareholders, including the Holders, who have requested to sell in the registration, on a pro rata basis according to the number of shares requested to be included;

provided, however, that in no event shall the total number of shares included in
--------  -------
the offering by HBO & Company of Georgia ("HBOC"), Sirrom Investments, Inc. ("Sirrom"), Premiere Technologies, Inc. ("Premiere") and Matria Healthcare, Inc. ("Matria") pursuant to a piggyback registration be less than the number of securities included in the offering by any other single selling shareholder pursuant to piggyback registration rights unless all securities held by HBOC, Sirrom, Premiere and Matria requested to be included in such offering are included in such offering or unless HBOC, Sirrom, Premiere and Matria waive such limitation or choose not to sell any shares in such registration, and the number of shares that Holders would otherwise be entitled to include in such registration may be reduced to give effect to this requirement.

     (c) No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided,
                                                                       --------
however, that, if by the withdrawal of such Registrable Securities a greater
-------
number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

     4.   Registration Procedures.  In the case of each registration,
          -----------------------
qualification or compliance effected by the Company pursuant to Section 2 or
Section 3, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will use its reasonable best efforts to:

     (a) Keep such registration, qualification or compliance effective for a period of ninety (90) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

     (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

     5.   Rule 144(k).  Notwithstanding anything to the contrary contained
          -----------
herein, no Holder shall have rights to a registration under Section 2 or Section 3 after the time that such Holder could sell all of its Registrable Securities pursuant to Rule 144(k) promulgated under the 1933 Act or any successor rule thereto.

     6.  Registration Expenses.  The Company shall pay all expenses in
         ---------------------
connection with any registration, including, without limitation, all registration, filing and NASD fees, printing expenses, all fees and expenses of complying with securities or blue sky laws, the fees and disbursements of one counsel for the Holders and the fees and disbursements of counsel for the Company and of its independent accountants; provided that, in any registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2, the request of which has been subsequently withdrawn by the Initiating Holders (unless the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were unaware at the time of such request), in which case such expenses shall be borne by the Holders whose securities were to be included in the registration in proportion to the number of shares for which such registration was requested.

     7.  Assignment of Rights.  No Holder may assign its rights under this
         --------------------
Agreement to any party without the prior written consent of the Company, and any attempted transfer in violation of this Section 7 shall be null and void; provided, however, that a Holder may assign its rights under this Agreement
--------  -------
without such prior written consent to a transferee or assignee that controls, is controlled by or is under common control with such Holder.

     8.  Information by Holder.  The Holder or Holders of Registrable Securities
         ---------------------
included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing.

     9.  "Market Stand-off" Agreement.  Each Holder agrees not to sell or
          ---------------------------
otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by it during the 180 day period following the effective date of the Initial Public Offering if so requested by the Company and underwriters of Common Stock (or other securities) of the Company. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such period.

     10. Indemnification.
         ---------------

     (a) In the event of the offer and sale of Registrable Securities held by Holders under the 1933 Act, the Company shall, and hereby does, indemnify and hold harmless each Holder, its directors, officers and partners and each other Person, if any, who controls such Holder within the meaning of Section 15 of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Holder or any such director or officer or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse the Holder, and each such director, officer, partner and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, or any such director, officer, partner or controlling person and shall survive the transfer of such shares by the Holder.

     (b) The Company may require, as a condition to including any Registrable Securities to be offered by a Holder in any registration statement filed pursuant to this Section 10, that the Company shall have received an agreement from such Holder to be bound by the terms of this Section 10, including an undertaking reasonably satisfactory to it from such Holder, to indemnify and hold the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Holder as a Holder of the Company furnished to the Company through an instrument duly executed by such Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that such indemnity
                                     --------  -------
agreement found in this Section 10(b) shall in no event exceed the gross proceeds from the offering received by such Holder. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Holder of such shares.

     (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in
Section 10(a) or (b) (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 10(a) or (b), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

     (d) The indemnification required by Section 10(a) and (b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expenses, losses, damages or liabilities are incurred.

     (e) If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the relative benefits received by the indemnified party on the one hand, and the indemnifying party on the other from the offering of the Common Stock, as well as other relevant equitable considerations.

     11.  Miscellaneous
          -------------

     (a)  Governing Law. This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Georgia applicable to contracts between Georgia residents entered into and to be performed entirely within the State of Georgia.

     (b)  Successors and Assigns.  Except as otherwise provided herein, the
          ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     (c)  Entire Agreement.  This Agreement constitutes the full and entire
          ----------------
understanding and agreement between the parties with regard to the subjects hereof.

     (d)  Notices, etc. All notices and other communications required or
          ------------
permitted hereunder shall be in writing and shall be effective three (3) days after mailed by first-class mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, at such Purchaser's address set forth on the attached exhibit, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of Registrable Securities, at such address as such Holder shall have furnished the Company in writing, or, until any such Holder so furnishes an address to the Company, then to and at the address of the last Holder of such Registrable Securities who has so furnished an address to the Company, or (c) if to the Company, at such address as the Company shall have furnished to each Purchaser and each such other Holder in writing.

     (e)  Delays or Omissions. No delay or omission to exercise any right, power
          -------------------
or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     (f)  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which may be executed by less than all of the Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     (g)  Severability. In the case any provision of this Agreement shall be
          ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     (h)  Amendments.  The provisions of this Agreement may be amended at any
          ----------
time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the holders of a majority of the number of shares of Registrable Securities (or securities convertible into Registrable Securities) outstanding as of the date of such amendment or waiver; provided, however, that without
                                            --------  -------
obtaining the consent of any other party to this Agreement, the Company may amend this Agreement to add hereto as parties each person or entity who purchases Shares pursuant to the Stock Purchase Agreement on or after the date of this Agreement, such Amendment to be effected by obtaining the signature of each such party and the Company to a counterpart to this Agreement. Each Purchaser acknowledges that by the operation of this Section 11(h), the holders of a majority of the outstanding Registrable Securities may have the right and power to diminish or eliminate all rights of such Purchaser under this Agreement and that parties may be added to this Agreement as Purchasers and their securities may be added to this Agreement as Registrable Securities without the consent of any Purchaser.

     This Registration Rights Agreement is hereby executed as of the date first above written.

WebMD, INC.



By:   /s/ Jeffrey T. Arnold              /s/ Holcombe T. Green, Jr.
      ---------------------             ----------------------------------------
   Jeffrey T. Arnold                       HOLCOMBE T. GREEN, JR.
   Chief Executive Officer

                                        HALL FAMILY INVESTMENTS, L.P.

                                        By:  /s/ Nancy Hall Green
                                           -------------------------------------
                                           Nancy Hall Green

                                        KEP VI, LLC

                                        By:  /s/ George E. Matelich
                                           -------------------------------------
                                           George E. Matelich, Managing Member

                                   EXHIBIT A



                                                    Number of Shares of
Purchaser                                        Series B Preferred Stock
---------                                        ------------------------

KEP VI, LLC                                              100,000
Holcombe T. Green, Jr.                                    50,000
Hall Family Investments, L.P.                             50,000